Exhibit 99.1

             Move(TM) Reports First Quarter 2006 Results;
Revenue up 22 Percent Year-Over-Year; Stock Symbol to Change to ''MOVE''
                        Effective May 3, 2006;
 Move.com(TM), the World's Most Complete Real Estate Search Engine, Goes Live

    WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--May 2, 2006--Homestore, Inc. d/b/a Move (NASDAQ:HOMS) reported financial results for the first quarter ended March 31, 2006. Total revenue for the first quarter was $69.0 million, a 22 percent increase compared to $56.5 million in the first quarter of 2005.
    Net loss applicable to common stockholders for the first quarter of 2006 was $(2.0) million, or $(0.01) per share, compared to a net loss of $(395,000), or $(0.00) per share, for the first quarter of 2005. Excluding stock-based compensation expense related to the adoption of FAS 123R, net income would have been $1.3 million for the first quarter of 2006.
    Move's EBITDA (earnings before interest, restructuring charges and certain other non-cash and non-recurring items, principally stock-based charges, depreciation, and amortization) for the first quarter of 2006 was $3.9 million, compared to $2.4 million for the first quarter of 2005. The Company has reported EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.
    "We have accelerated the execution of the strategy we outlined to investors in February while delivering improved financial results and creating momentum for the introduction of new products and services this year," said Mike Long, Move's chief executive officer. "Yesterday, we launched the initial version of our new Move.com real estate search engine. With this successful launch, Move.com gives consumers access to the largest offering of resale, new home and rental listings available anywhere on the Internet."
    Move.com offers prominent access to more than three million property listings on REALTOR.com(R) and indexes and displays new home construction and rental property listings from all over the Internet, including REALTOR(R)-represented new home and rental listings. Basic listings on Move.com are free, with attribution and traffic links directing consumers back to the content sources. Home builders and rental property owners have the opportunity to enhance their listings on Move.com with priority placement, multiple photos, virtual tours, detailed property descriptions and personal branding.
    Move will be changing its stock symbol from "HOMS" to "MOVE" effective Wednesday, May 3. The Company is expected to change its name to Move, Inc. subject to shareholder approval at its annual meeting on June 22, 2006.

    CONFERENCE CALL

    As previously announced, Move will host a conference call, which will be broadcast live over the Internet today, Tuesday, May 2, 2006, at 2:00 p.m. PDT (5:00 p.m. EDT). Chief Executive Officer, Mike Long, and Chief Financial Officer, Lew Belote, will discuss the Company's first quarter 2006 results. In order to participate in the call, investors should log on to http://investor.move.com and click on "Event Calendar." Please connect to the above Web site 10 minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the Company's Web site two hours after the end of the call. A telephone replay will be available from 5:00 p.m. PDT (8:00 p.m. EDT) until midnight on May 9, 2006 at 888-286-8010, conference ID 92464774. For additional information regarding the Company's results, please go to the "SEC Filings" section at http://investor.move.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Move's Form 10-Q for the quarter ended March 31, 2006 is expected to be filed with the Securities and Exchange Commission on, or before, May 8, 2006.

    USE OF NON-GAAP FINANCIAL MEASURES

    To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Move uses a non-GAAP measure of income (loss) from operations excluding restructuring, impairment and certain other non-cash and non-recurring items, principally depreciation, amortization and stock based compensation and other charges, which is referred to as EBITDA. We have also presented a non-GAAP table of our Segment Data for the three months ended March 31, 2006 that extracts stock based compensation under SFAS 123R "Share Based Payment." A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move's current financial performance and its prospects for the future, and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

    This press release may contain forward-looking statements, including information about management's view of Move's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move's future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

    ABOUT MOVE(TM)

    Homestore, Inc. d/b/a Move (www.move.com) provides consumers with comprehensive real estate and community information, and the decision support tools and professional connections they need before, during and after a move. The Company operates Move.com(TM), a real estate search site for rentals and homes to buy; REALTOR.com(R), the official Web site of the National Association of REALTORS(R); as well as Moving.com, SeniorHousingNet(TM) and FactoryBuiltHousing.com. Welcome Wagon, TOP PRODUCER(R) Systems and The Homeplans Company (www.homeplans.com) are also part of Move. On the Net: http://investor.move.com


                                 MOVE
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except per share amounts)

                                                 Three Months Ended
                                                       March 31,
                                                ----------------------
                                                     2006      2005
                                                ------------ ---------
                                                      (unaudited)

Revenue                                             $68,979   $56,456
  Cost of revenue (1)                                16,406    12,901
                                                 -----------  --------
  Gross profit                                       52,573    43,555
                                                 -----------  --------

Operating expenses: (1)
  Sales and marketing                                25,341    22,362
  Product and web site development                    8,355     4,379
  General and administrative                         20,976    16,377
  Amortization of intangible assets                     747     1,197
                                                 -----------  --------
Total operating expenses                             55,419    44,315
                                                 -----------  --------
Loss from operations                                 (2,846)     (760)

Interest income, net                                  1,615       353
Other income, net                                        72        12
                                                 -----------  --------
  Net loss                                           (1,159)     (395)

Convertible preferred stock dividends                  (878)       --
                                                 -----------  --------

  Net loss applicable to common stockholders        $(2,037)    $(395)
                                                 ===========  ========


Basic and diluted loss per share applicable to
 common stockholders                                 $(0.01)   $(0.00)
                                                 ===========  ========

Shares used to calculate basic and diluted per
 share amounts
     Basic & diluted                                148,951   146,656
                                                 ===========  ========

(1) Includes stock-based compensation due to the adoption of SFAS 123R

     Cost of revenue                                   $129        $-
     Sales and Marketing                                489         -
     Product and web site development                   499         -
     General and administrative                       2,253         -
                                                 -----------  --------
                                                     $3,370        $-
                                                 ===========  ========


                                 MOVE
             RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

   LOSS FROM OPERATIONS EXCLUDING RESTRUCTURING CHARGES AND CERTAIN
    OTHER NON-CASH AND NON-RECURRING ITEMS, PRINCIPALLY STOCK-BASED COMPENSATION AND CHARGES, DEPRECIATION, AND AMORTIZATION (EBITDA)
                            (in thousands)

                                      Three Months Ended March 31,
                                   ----------------------------------
                                         2006              2005
                                   ----------------  ----------------
                                               (unaudited)

Loss from operations                   $(2,846)            $(760)

Plus:
  Stock-based charges                      141               384
  Amortization of intangible assets        747             1,197
  Depreciation                           2,444             1,624
  Stock-based compensation               3,370                --
                                    ---------------   ---------------
EBITDA                                  $3,856            $2,445
                                    ===============   ===============


                                 MOVE
                       SEGMENT OPERATING RESULTS
                            (in thousands)

                                        Three Months Ended March 31,
                                      --------------------------------
                                           2006             2005
                                      ---------------  ---------------
                                                (unaudited)
Revenue:
  Real Estate Services                       $49,249          $39,728
  Move-Related Services                       19,730           16,728
                                       --------------   --------------
    Total revenue                            $68,979          $56,456
                                       ==============   ==============

Operating income (loss) (1)
  Real Estate Services                       $11,597           $9,184
  Move-Related Services                       (1,577)             437
  Unallocated                                (12,866)         (10,381)
                                       --------------   --------------
    Loss from operations                     $(2,846)           $(760)
                                       ==============   ==============

(1) Includes stock-based compensation
    due to the adoption of SFAS 123R
    as follows:

     Real Estate Services                     $1,280               $-
     Move-Related Services                       624                -
     Unallocated                               1,466                -
                                       --------------   --------------
                                              $3,370               $-
                                       ==============   ==============


                                 MOVE
                       SEGMENT OPERATING RESULTS
                NET OF STOCK-BASED COMPENSATION EXPENSE
                            (in thousands)

                                    Three months ended
                                      March 31, 2006
                    --------------------------------------------------
                                       (unaudited)
                      Real     Move-
                      Estate  Related             Stock-based  Total
                    Services Services Unallocated Compensation revenue

Revenue             $49,249  $19,730         $-           $-  $68,979
Cost of Revenue       7,594    7,696        987          129   16,406
                    -------- -------- ----------  ----------- --------
Gross Profit         41,655   12,034       (987)        (129)  52,573

Sales and marketing  16,039    8,319        494          489   25,341
Product and website
 development          5,622      959      1,275          499    8,355
General and
 administrative       7,117    3,709      7,897        2,253   20,976
Amortization of
 intangibles              -        -        747            -      747
                    -------- -------- ----------  ----------- --------
Total operating
 expenses            28,778   12,987     10,413        3,241   55,419

Income (loss) from
 operations         $12,877    $(953)  $(11,400)     $(3,370) $(2,846)
                    ======== ======== ==========  =========== ========


                                    Three months ended
                                      March 31, 2005
                    --------------------------------------------------
                                       (unaudited)
                      Real     Move-
                      Estate  Related             Stock-based  Total
                    Services Services Unallocated Compensation revenue

Revenue             $39,728  $16,728         $-           $-  $56,456
Cost of Revenue       6,733    5,848        320            -   12,901
                    ----------------------------  ----------- --------
Gross Profit         32,995   10,880       (320)           -   43,555

Sales and marketing  15,340    6,754        268            -   22,362
Product and website
 development          3,375      591        413            -    4,379
General and
 administrative       5,096    3,098      8,183            -   16,377
Amortization of
 intangibles              -        -      1,197            -    1,197
                    -------- -------- ----------  ----------- --------
Total operating
 expenses            23,811   10,443     10,061            -   44,315

Income (loss) from
 operations          $9,184     $437   $(10,381)          $-    $(760)
                    ======== ======== ==========  =========== ========


                                 MOVE
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)

                                                   Three Months Ended
                                                        March 31,
                                                  --------------------
                                                      2006       2005
                                                  ----------- --------
                                                       (unaudited)
Cash flows from continuing operating activities:
Net loss                                             $(1,159)   $(395)
Adjustments to reconcile net loss to net cash
 provided by (used in) continuing operating
 activities:
  Depreciation                                         2,444    1,624
  Amortization of intangible assets                      747    1,197
  Provision for doubtful accounts                        173      375
  Stock-based compensation and charges                 3,511      384
  Other non-cash items                                     1      (53)
Changes in operating assets and liabilities,
 net of discontinued operations:
  Accounts receivable                                    305      (36)
  Other assets                                           454   (2,257)
  Accounts payable and accrued expenses              (15,539)  (4,348)
  Deferred revenue                                     8,659    7,987
                                                  ----------- --------
    Net cash provided by (used in) operating
     activities                                         (404)   4,478
                                                  ----------- --------

Cash flows from investing activities:
Purchases of property and equipment                   (2,513)  (1,546)
Maturities of short-term investments                  16,075        -
Purchases of short-term investments                   (1,600)    (285)
Acquisitions, net                                     (9,572)       -
                                                  -----------  -------
    Net cash provided by (used in) investing
     activities                                        2,390   (1,831)
                                                  -----------  -------

Cash flows from financing activities:
Proceeds from exercise of stock options                2,414      470
Restricted cash                                          904      (21)
Payments on capital lease obligations                   (449)    (332)
                                                  -----------  -------
    Net cash provided by financing activities          2,869      117
                                                  -----------  -------

Change in cash and cash equivalents                    4,855    2,764

Cash and cash equivalents, beginning of period        13,272   14,819
                                                  -----------  -------
Cash and cash equivalents, end of period             $18,127  $17,583
                                                  ===========  =======


                                 MOVE
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)

                                              March 31,   December 31,
                                                 2006         2005
                                           ---------------------------
ASSETS                                             (unaudited)
Current assets:
  Cash and cash equivalents                    $18,127        $13,272
  Short-term investments                       124,575        139,050
  Accounts receivable, net                      16,984         15,966
  Other current assets                          19,183         19,485
                                            -----------   ------------
    Total current assets                       178,869        187,773

Property and equipment, net                     25,516         20,717
Goodwill, net                                   23,877         19,502
Intangible assets, net                          17,997         14,264
Restricted cash                                  4,122          5,026
Other assets                                     1,568          1,744
                                            -----------   ------------
    Total assets                              $251,949       $249,026
                                            ===========   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                              $4,627         $6,427
  Accrued expenses                              27,517         40,879
  Obligation under capital leases                2,080          1,005
  Deferred revenue                              53,158         43,652
                                            -----------   ------------
    Total current liabilities                   87,382         91,963

Obligation under capital leases                  2,931             --
Other liabilities                                3,668          3,790
                                            -----------   ------------
    Total liabilities                           93,981         95,753
                                            -----------   ------------

Series B convertible preferred stock            92,523         91,349

Stockholders' equity:
  Series A convertible preferred stock               -              -
  Common stock                                     150            149
  Additional paid-in capital                 2,052,960      2,047,456
  Deferred stock-based charges                       -           (351)
  Accumulated other comprehensive income           341            343
  Accumulated deficit                       (1,988,006)    (1,985,673)
                                            -----------   ------------
  Total stockholders' equity                    65,445         61,924
                                            -----------   ------------

    Total liabilities and stockholders'
     equity                                   $251,949       $249,026
                                            ===========   ============

    CONTACT: Move(TM)
             Mollie O'Brien, 805-557-2303 (Investor Relations) investorrelations@move.com